SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                            Sentry Variable Account I

                     Supplement dated September 14, 2007 to
                          Prospectus dated May 1, 2004


This supplement updates information contained in the prospectuses for the variable annuity contract issued by Sentry Life Insurance Company of New York. Please attach it to your prospectus and retain it for future reference.

As of September 14, 2007, the High Yield Bond Portfolio of the Vanguard Variable Insurance Fund will no longer be available as an investment option in connection with the variable annuity contract.